                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the 6th day of January, 2000 by and between RED HAT, INC., a Delaware corporation ("RED HAT"), and the Sellers identified on SCHEDULE I hereto (each a "SELLER" and, collectively, the "SELLERS") by and through Lawrence J. Weidman, as attorney-in-fact for each of the Sellers other than himself ("SHAREHOLDER REPRESENTATIVE").

                              W I T N E S S E T H:

         WHEREAS, the Sellers are the owners of all of the issued and outstanding capital stock of Hell's Kitchen Systems, Inc., a Pennsylvania corporation (the "COMPANY"); and

         WHEREAS, simultaneously with the execution of this Agreement, the Sellers will sell all of the issued and outstanding capital stock of the Company to Red Hat in exchange for (i) the issuance to them at closing of that number of shares of Red Hat common stock equal to $21,000,000 divided by $43.932815 (the "REGISTRABLE SECURITIES") and (ii) the right to receive, if certain conditions are satisfied after closing, additional shares of Red Hat common stock, all pursuant to the terms of that certain Agreement and Plan of Merger By and Among Red Hat, HKS Acquisition Co., the Company, and the Majority Shareholders of the Company, dated as of January 4th, 2000 (the "MERGER AGREEMENT"); and

         WHEREAS, the Registrable Securities will be subject to contractual restrictions on their disposition pursuant to separate Lock-Up Agreements to be entered into with each of the Sellers dated the date hereof, (the "LOCK-UP AGREEMENTS"); and

         WHEREAS, the execution of this Agreement by the parties hereto is a condition precedent to the obligation of the Sellers to consummate the transactions contemplated by the Merger Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein and of the mutual benefits to be derived herefrom, and intending to be legally bound, the parties hereto agree as follows:

         SECTION 1.   INCIDENTAL REGISTRATION.

                  (a) Whenever, during the period beginning as of the date hereof and ending August 17, 2000, Red Hat is required by Section 2.2 of the First Amended and Restated Investor Rights Agreement dated as of February 25, 1999 (the "INVESTOR RIGHTS AGREEMENT") by and among Red Hat and the entities listed on the signature pages thereto (the "STOCKHOLDERS") to give notice to the Stockholders of Red Hat's intent to file a Registration Statement, Red Hat will give notice of its intent to do so and afford the same incidental registration rights to all holders of Registrable Securities under this Agreement on the terms and conditions set forth in the Investor Rights Agreement; PROVIDED, HOWEVER, the holders of Registrable Securities under this Agreement shall for such purposes be considered Other Holders (as defined in the Investor Rights Agreement) and, in no event, shall the incidental registration rights granted to the holders of Registrable Securities hereunder be interpreted to be more favorable than the rights granted to Other Holders (as defined in the Investor Rights Agreement) to include securities in a registration initiated by Red Hat or by the Stockholders.

         SECTION 2.   REQUIRED REGISTRATION.

                  (a) If Red Hat shall receive at any time during the period beginning on August 18, 2000 and ending on the first anniversary of the execution of this Agreement, a written request from holders of at least thirty-five percent (35%) of the Registrable Securities (the "INITIATING HOLDERS"), that Red Hat file a registration statement under the Securities Act covering the registration of at least thirty-five percent (35%) of the Registrable Securities (a "REQUIRED REGISTRATION"), then Red Hat shall promptly give written notice of such request to all other holders of Registrable Securities of its intention to effect such registration. Red Hat will include in such registration all Registrable Securities with respect to which Red Hat has received written requests for inclusion therein within twenty (20) business days after Red Hat has provided notice to the other holders. Thereupon, Red Hat shall, as expeditiously as possible, use its best efforts to effect the Required Registration on an appropriate form of all Registrable Securities which Red Hat has been requested to so register (provided, however, that Red Hat will only be obligated to effect such registration on Form S-3 (or any successor form) if Red Hat is at the time of the Required Registration eligible to file a registration statement on such form (or successor form)).

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request for a Required Registration by means of an underwriting, they shall so advise Red Hat as a part of their request made pursuant to Section 2(a) and Red Hat shall include such information in the written notice to other holders referred to in Section 2(a). The underwriter shall be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to Red Hat. In such event, the right of any other holder to include its Registrable Securities in such registration shall be conditioned upon such other holder's participation in such underwriting and the inclusion of such other holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by such other holder and a majority in interest of the Initiating Holders (excluding such other holder)) to the extent provided herein. All holders proposing to distribute their securities through such underwriting shall together with Red Hat enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting as provided above. Notwithstanding any other provision of this Section 2(b), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise the other holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of Red Hat owned by each participating holder.

                  (c) Red Hat shall be obligated to effect only one (1) such registration pursuant to Section 2(a).

                  (d) If at the time of any request to register Registrable Securities by Initiating Holders pursuant to this Section 2, Red Hat has engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of Red Hat's Board of Directors, would be adversely affected by the requested registration, then Red Hat may, at its option, direct that such request be delayed for a period not in excess of 90 days from the date of such request, in which event the termination date specified in
         Section 10 below shall be extended for a period equal to the period of such delay.

                  (e) The right of the holders of Registrable Securities to request that Red Hat file a registration statement under this Section 2 and their right to have Registrable Securities included in such Registration Statement are subject in each instance to the provision of
         Section 2.9 of the Investor Rights Agreement that Stockholders shall be entitled to include their Registrable Shares (as defined in the Investor Rights Agreement) in such Registration Statement on a pro rata basis with the holders of Registrable Securities based on the number of shares of Common Stock of Red Hat (on an as-converted basis) owned by Stockholders and the holders of Registrable Securities hereunder.

         SECTION 3. RESALES PURSUANT TO RULE 144. In order to make available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Securities and Exchange Commission (the "SEC") that may at any time permit a holder of Registrable Securities to sell securities of Red Hat to the public without registration, Red Hat shall:

                  (a) make and keep adequate current public information available at all times as required by Rule 144; and

                  (b) take such action as is necessary to enable the holders of Registrable Securities to utilize Rule 144 for the sale of their Registrable Securities, including, but not limited to, the filing with the SEC in a timely manner all reports and other documents required of Red Hat under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); and

                  (c) furnish to any holder, so long as such holder owns any Registrable Securities, forthwith upon request (i) a written statement by Red Hat that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Red Hat and such other reports and documents so filed by Red Hat, and (iii) such other information as may be reasonably requested by such holder to permit the holder to use any rule or regulation of the SEC that permits the selling of any such securities without registration.

         SECTION 4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 2 of this Agreement, Red Hat will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Red Hat will as expeditiously as possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and remain effective for one hundred twenty (120) days from the effective date or such lesser period until all such Registrable Securities are sold;

                  (b) Furnish to each Seller of Registrable Securities such reasonable number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Seller;

                  (c) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty
         (120) consecutive days or such shorter period which will terminate when Registrable Securities covered by such registration statement have been sold and comply with the provisions of the Securities Act (including the antifraud provisions thereof);

                  (d) If Red Hat has delivered a prospectus to the Sellers of Registrable Securities and after having done so, the prospectus is amended to comply with the requirements of the Securities Act, Red Hat shall promptly notify the Sellers and, if requested, the Sellers shall immediately cease making offers of Registrable Securities and return all prospectuses to Red Hat. Red Hat shall promptly provide the Sellers with revised prospectuses and, following receipt of the revised prospectuses, the Sellers shall be free to resume making offers of the Registrable Securities;

                  (e) Use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as the Sellers shall request and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities owned by such Sellers; provided, however, that Red Hat shall not be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                  (f) Notify each Seller of Registrable Securities, promptly after Red Hat shall receive notice thereof, of the time when a Registration Statement with respect to Registrable Shares has become effective or a supplement to any prospectus used in connection therewith in forming a part of such Registration Statement has been filed;

                  (g) In the event that, in the judgment of Red Hat, it is advisable to suspend use of a prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which Red Hat believes public disclosure would be detrimental to Red Hat, Red Hat shall notify all Sellers to such effect, and, upon receipt of such notice, each such Seller shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Seller has received copies of a supplemented or amended prospectus or until such Seller is advised in writing by Red Hat that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, Red Hat shall not exercise its rights under this Section to suspend sales of Registrable Securities for a period in excess of 90 days in any 365-day period;

                  (h) Promptly make available for inspection by any Seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such Seller or underwriter, all financial and other records (reasonably requested), pertinent corporate documents and contracts of Red Hat as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Red Hat's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement, PROVIDED, HOWEVER, that each Seller of Registrable Securities agrees that information obtained by it as a result of such inspections which is deemed confidential shall not be used by it as the basis for any market transaction in securities of Red Hat unless and until such information is made generally available to the public and each such Seller shall cause any attorney, accountant or agent retained by such Seller to keep confidential any such information;

                  (i) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, Red Hat will use reasonable efforts promptly to obtain the withdrawal of such order; and

                  (j) If the offering is to be underwritten, enter into any necessary agreements in connection therewith (including an underwriting agreement containing customary representations, warranties and agreements); and

                  (k) Take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in such form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings, obtain opinions of counsel to Red Hat and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the managing underwriters, if any, and the Sellers), and obtain "cold comfort" letters and updates thereof from Red Hat's independent certified public accountants addressed to the sellers and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings.

         SECTION 5.   REGISTRATION EXPENSES.

                  (a) COMPANY EXPENSES. All expenses (herein called "REGISTRATION EXPENSES") incident to Red Hat's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for Red Hat, and fees and disbursements of all Red Hat's certified public accountants, underwriters (excluding discounts and commissions) and any Persons retained by Red Hat, will be paid by Red Hat.

                  (b) HOLDER EXPENSES. Except as otherwise paid by Red Hat pursuant to Section 5(a) above, each holder of Registrable Securities shall bear all expenses incurred by such holder in connection with the negotiation and preparation of any registration statement, underwriting agreement and all other documents and instruments contemplated hereby to which any such holder is a party, including, without limitation, the fees and expenses, if any, of its legal counsel.

         SECTION 6.   UNDERTAKINGS OF THE HOLDERS OF REGISTRABLE SECURITIES.

                  (a) SUSPENSION OF SALES. If any Registrable Securities are included in a registration statement pursuant to the terms of this Agreement, the holder thereof will not (until further notice) effect sales thereof after receipt of written notice from Red Hat to suspend sales to permit Red Hat to correct or update a registration statement or prospectus.

                  (b) COMPLIANCE. If any Registrable Securities are being registered in any registration pursuant to this Agreement, the holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act applicable to the Holder, and any rules promulgated thereunder by the SEC applicable to the Holder and, at the request of Red Hat, will execute and deliver to Red Hat and to any underwriter participating in such offering an appropriate agreement to such effect.

                  (c) TERMINATION OF EFFECTIVENESS. At the end of the period during which Red Hat is obligated to keep a registration statement current and effective as described herein, each holder of Registrable Securities included in the registration statement shall discontinue sales thereof pursuant to such registration statement, unless such holder has received written notice from Red Hat of its intention to continue the effectiveness of such registration statement with respect to any of such securities which remain unsold.

         SECTION 7.   UNDERWRITTEN REGISTRATIONS

                  (a) FURNISH INFORMATION. No holder of Registrable Securities may participate in any registration hereunder which is underwritten unless such holder (i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the holder or holders entitled hereunder to approve such arrangements, and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to Red Hat or the underwriters on account of the registration of shares owned by such holder other than representations and warranties regarding such holder and such holder's intended method of distribution.

                  (b) RIGHT OF APPROVAL. Red Hat shall not include in any registration statement (or attachments or exhibits thereto), filed by Red Hat (under this Agreement or otherwise) pursuant to the Securities Act any information describing or relating to the Sellers or their relationship with Red Hat without the advance written consent of the Sellers, which consent shall not be unreasonably withheld or delayed.

                  (c) DELAY OF REGISTRATION. No holder of Registrable Securities shall have any right to obtain or seek an injunction restraining or otherwise delaying the preparation of, or declaration of the effectiveness of, any registration statement initiated in accordance with the terms of this Agreement if such injunction is the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         SECTION 8. ASSIGNMENT OF THE SELLERS' REGISTRATION RIGHTS. The right of a holder to participate in a registration under this Agreement may be assigned to any person or entity to which at least 25% of the Registrable Securities owned by such investor as of the date hereof are transferred and such transferee shall be deemed a seller for purposes of this Agreement; PROVIDED, HOWEVER, that
(i) Red Hat must receive written notice prior to the time of said transfer and
(ii) said transferee or assignee must agree to be bound by this Agreement and execute a counterpart signature page evidencing such acceptance of this Agreement. No such transfer shall be permitted by any Seller pursuant to this
Section 8 to any person or entity that a majority of the Board of Directors of Red Hat deem to be a competitor of Red Hat.

         SECTION 9.    INDEMNIFICATION AND CONTRIBUTION

                   (a) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, Red Hat will indemnify and hold harmless the seller of such Registrable Securities, each underwriter of such Registrable Securities, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and Red Hat will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that Red Hat will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Red Hat, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally and not jointly, will indemnify and hold harmless Red Hat, each of its directors and officers and each underwriter (if any) and each person, if any, who controls Red Hat or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which Red Hat, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to Red Hat by or on behalf of such seller specifically for use in connection with the preparation of such Registration

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         Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of a Seller hereunder shall be limited to an amount equal to the net proceeds to such Seller of Registrable Securities sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; PROVIDED FURTHER that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 9 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of Red Hat on the one hand and the Sellers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of Red Hat and the Sellers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by Red Hat or the Sellers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Red Hat and the Sellers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 9, (i) in no case shall any one Seller be liable or responsible for any amount in excess of the net proceeds received by such Seller from the offering of Registrable Securities and (ii) Red Hat shall be liable and responsible for any amount in excess of such proceeds; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

         SECTION 10. TERMINATION. All of Red Hat's obligations to register Registrable Securities under this Agreement shall terminate at midnight on the first anniversary of the date hereof, unless extended as provided in Section 2(d) above.

         SECTION 11.  LOCK-UP AGREEMENT RESTRICTIONS.

                  (a) Except as provided in Sections 11(b) and (c) below, the registration rights granted in Sections 1 and 2 above shall not apply to any Registrable Shares that continue to be subject to the restrictions on disposition imposed by the Lock-Up Agreements.

                  (b) In the case of any required registration under Section 2 or an incidental registration under Section 1 that is not a registered public offering involving an underwriting, Red Hat will include Registrable Shares that continue to be subject to the restrictions on disposition imposed by the Lock-Up Agreements if, prior to the end of the 120 day period beginning with the effective date of the registration statement pursuant to which those Registrable Shares are to be distributed, the restrictions imposed by the Lock-Up Agreement on the disposition of those Registrable Shares will by their terms have lapsed.

                  (c) In the case of an incidental registration under Section 1 that is a registered public offering involving an underwriting, Red Hat will include Registrable Shares that continue to be subject to the restrictions on disposition imposed by the Lock-Up Agreements if, prior to the effective date of the registration statement pursuant to which these Registrable Shares are to be distributed, the restrictions imposed by the Lock-Up Agreements on the disposition of those Registrable Shares will by their terms have lapsed.

         SECTION 12.  MISCELLANEOUS.

                  (a) NOTICES. All notices, requests and other communications hereunder shall be in writing and will be deemed to have been duly given and received (i) when personally delivered, (ii) when sent by telefax to a party at the number listed below for such party, (iii) three (3) business days after the day on which the same has been delivered prepaid to an international courier service, or (iv) three
         (3) business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the party to whom such notice is to be given at the following address for such party:

                  If to Red Hat:            BY MAIL TO:

                                            P.O. Box 13588
                                            Research Triangle Park, NC  27709
                                            Attn:  President
                                            Telefax No.: (919) 547-0024

                                            BY OVERNIGHT COURIER TO:

                                            2600 Meridian Parkway
                                            Durham, NC  27713
                                            Attn:  President
                                            Telefax No: (919) 547-0024

                  With copies to:           Moore & Van Allen, PLLC
                                            One Hannover Square, Suite 1700
                                            Raleigh, NC  27601
                                            Attn: Martin Brinkley, Esq.
                                            Telefax No.: (919) 828-4254

                  If to the Sellers:        c/o Lawrence J. Weidman
                                            Shareholder Representative
                                            1252 Murray Hill Avenue
                                            Pittsburgh, PA  15217
                                            Telefax No.: (412) 521-2994

                  With copies to:           Thorp Reed & Armstrong, LLP
                                            20 Stanwix Street
                                            One Riverfront Center
                                            Pittsburgh, PA  15222-4895
                                            Attn:  Priscilla S. Johnson
                                            Telefax No.:  (412) 394-2555

         Any party hereto from time to time may change its address, telefax number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  (b) RIGHTS OF HOLDERS. Each holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of Red Hat as a result of exercising or refraining from exercising any such right or rights.

                  (c) WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by either party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

                  (d) AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  (e) REMEDIES. Each party hereto will be entitled to enforce any right granted to such party by any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (i) ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements among the parties hereto with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                  (j) CAPTIONS. The captions used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  (k) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

                  (l) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                  (m) SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (n) NO THIRD PARTY BENEFICIARY. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    RED HAT:

                                    RED HAT

                                    By:/s/ MANOJ GEORGE
                                       ---------------------------------
                                    Name:  Manoj George
                                    Title:  Chief Financial Officer

                                    SELLERS:
                                    --------

                                    (See SCHEDULE I attached hereto)

                                    By:  /s/ LAWRENCE J. WEIDMAN
                                  --------------------------------------
                                        Lawrence J. Weidman, for himself
                                        and as Shareholder Representative,
                                        being attorney-in-fact for each of
                                        the Sellers listed on SCHEDULE I hereto

                                   SCHEDULE I

SELLERS:

Lawrence J. Weidman                         Eleanor DeJulio
L. Todd Masco                               Robert A.  & Mary K. Cumming
Andrew M. Bressen                           Frank J. DeJulio
Barbara Jean Masco Abdul-Malek              Robert Weidman
Stephen G. Wadlow                           Clifford B. & Rosanne M. Levine
Victoria Landgraf                           Maria DiMaria
Gregory Plesur                              Marina LaCagnina
Joshua Bluestein                            Douglas DeJulio
Robert Miles                                R. Joseph Vetter
Regis Donovan                               Thomas G. Dopirak
Maurice Rickard                             Jonathan L. Coburn
Andrew M. Boardman                          Thomas N. Canfield
John G. Myers                               Cynthia McMillin
Neil Masco                                  Andrew Plotkin
Richard Horn                                Thorp, Reed & Armstrong, LLP


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